msm04-8ar --3A


Morgan Stanley

Balance       $125,240,000.00     Delay              24              WAC(3)         5.332        WAM(3)  358
Coupon        5.082               Dated              09/01/2004      NET(3)         5.081882     WALA(3) 2
Settle        09/30/2004          First Payment      10/25/2004

---------------------------------------------------------------------------------------------------------------------------------
              Price          10 CPR         15 CPR         20 CPR          25 CPR          35 CPR          50 CPR         60 CPR
---------------------------------------------------------------------------------------------------------------------------------
                              Yield          Yield          Yield           Yield           Yield           Yield          Yield
---------------------------------------------------------------------------------------------------------------------------------
             101-25            4.15           4.08           3.99            3.90            3.68            3.23           2.82
             101-29            4.10           4.02           3.93            3.83            3.60            3.12           2.68
             102-01            4.04           3.96           3.86            3.76            3.51            3.02           2.55
             102-05            3.98           3.90           3.80            3.69            3.43            2.91           2.42
             102-09            3.93           3.84           3.73            3.62            3.35            2.80           2.29
             102-13            3.87           3.78           3.67            3.55            3.27            2.69           2.16
             102-17            3.82           3.72           3.60            3.48            3.18            2.58           2.03
             102-21            3.76           3.66           3.54            3.41            3.10            2.48           1.89
             102-25            3.71           3.60           3.47            3.34            3.02            2.37           1.76
             102-29            3.65           3.54           3.41            3.27            2.94            2.26           1.63
             103-01            3.60           3.48           3.35            3.20            2.85            2.15           1.50

                WAL            2.37           2.19           2.02            1.85            1.56            1.18           0.95
           Mod Durn            2.19           2.03           1.88            1.73            1.47            1.13           0.93
   Principal Window   Oct04 - Jul07  Oct04 - Jul07  Oct04 - Jul07   Oct04 - Jul07   Oct04 - Jul07   Oct04 - Jul07  Oct04 - Jul07
---------------------------------------------------------------------------------------------------------------------------------
          LIBOR_6MO            2.14           2.14           2.14            2.14            2.14            2.14           2.14
          LIBOR_1YR            2.41           2.41           2.41            2.41            2.41            2.41           2.41
            CMT_1YR            2.16           2.16           2.16            2.16            2.16            2.16           2.16
---------------------------------------------------------------------------------------------------------------------------------
             Prepay          10 CPB         15 CPB         20 CPB          25 CPB          35 CPB          50 CPB         60 CPB
---------------------------------------------------------------------------------------------------------------------------------



------------------------------------
            Price             70 CPR
------------------------------------
                              Yield
------------------------------------
             101-25            2.26
             101-29            2.09
             102-01            1.93
             102-05            1.76
             102-09            1.60
             102-13            1.44
             102-17            1.27
             102-21            1.11
             102-25            0.95
             102-29            0.79
             103-01            0.63

                WAL            0.76
           Mod Durn            0.75
   Principal Window   Oct04 - Jul07
------------------------------------
          LIBOR_6MO            2.14
          LIBOR_1YR            2.41
            CMT_1YR            2.16
------------------------------------
             Prepay          70 CPB
------------------------------------



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                msm04-8ar --3A

Morgan Stanley

Balance     $125,240,000.00     Delay              24              WAC(3)         5.332        WAM(3)  358
Coupon      5.082               Dated              09/01/2004      NET(3)         5.081882     WALA(3) 2
Settle      09/30/2004          First Payment      10/25/2004

--------------------------------------------------------------------------------------------------------------------------------
              Price          10 CPR         15 CPR         20 CPR          25 CPR         35 CPR          50 CPR          60 CPR
--------------------------------------------------------------------------------------------------------------------------------
              Yield           Yield          Yield          Yield           Yield          Yield           Yield           Yield
--------------------------------------------------------------------------------------------------------------------------------
            101-28+            4.10           4.02           3.94            3.84           3.61            3.14            2.70
            102-00+            4.05           3.96           3.87            3.77           3.52            3.03            2.57
            102-04+            3.99           3.90           3.81            3.70           3.44            2.92            2.44
            102-08+            3.93           3.84           3.74            3.63           3.36            2.81            2.30
            102-12+            3.88           3.78           3.68            3.56           3.28            2.70            2.17
            102-16+            3.82           3.72           3.61            3.49           3.19            2.60            2.04
            102-20+            3.77           3.66           3.55            3.42           3.11            2.49            1.91
            102-24+            3.71           3.60           3.48            3.35           3.03            2.38            1.78
            102-28+            3.66           3.54           3.42            3.28           2.95            2.27            1.65
            103-00+            3.60           3.48           3.35            3.21           2.87            2.17            1.52
            103-04+            3.55           3.43           3.29            3.14           2.78            2.06            1.39

                WAL            2.37           2.19           2.02            1.85           1.56            1.18            0.95
           Mod Durn            2.19           2.03           1.88            1.74           1.47            1.13            0.93
   Principal Window   Oct04 - Jul07  Oct04 - Jul07  Oct04 - Jul07   Oct04 - Jul07  Oct04 - Jul07   Oct04 - Jul07   Oct04 - Jul07
--------------------------------------------------------------------------------------------------------------------------------
          LIBOR_6MO            2.14           2.14           2.14            2.14           2.14            2.14            2.14
          LIBOR_1YR            2.41           2.41           2.41            2.41           2.41            2.41            2.41
            CMT_1YR            2.16           2.16           2.16            2.16           2.16            2.16            2.16
--------------------------------------------------------------------------------------------------------------------------------
             Prepay          10 CPB         15 CPB         20 CPB          25 CPB         35 CPB          50 CPB          60 CPB
--------------------------------------------------------------------------------------------------------------------------------


-------------------------------------
                 Price         70 CPR
-------------------------------------
                                Yield
-------------------------------------
               101-28+           2.11
               102-00+           1.95
               102-04+           1.78
               102-08+           1.62
               102-12+           1.46
               102-16+           1.29
               102-20+           1.13
               102-24+           0.97
               102-28+           0.81
               103-00+           0.65
               103-04+           0.49

                   WAL           0.76
              Mod Durn           0.75
      Principal Window  Oct04 - Jul07
-------------------------------------
             LIBOR_6MO           2.14
             LIBOR_1YR           2.41
               CMT_1YR           2.16
-------------------------------------
                Prepay         70 CPB
-------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                               msm04-8ar -- 4A1


Morgan Stanley

Balance                $215,974,000.00     Delay               24                  WAC(4)      5.736           WAM(4)  358
Coupon                 5.470               Dated               09/01/2004          NET(4)      5.470223        WALA(4) 2
Settle                 09/30/2004          First Payment       10/25/2004


--------------------------------------------------------------------------------------------------------------------------------
              Price          10 CPR         15 CPR         20 CPR          25 CPR         35 CPR           50 CPR         60 CPR
--------------------------------------------------------------------------------------------------------------------------------
                              Yield          Yield          Yield           Yield          Yield            Yield          Yield
--------------------------------------------------------------------------------------------------------------------------------
        101.9765625            4.81           4.72           4.62            4.50           4.21             3.63           3.10
        102.1015625            4.78           4.68           4.57            4.44           4.14             3.53           2.97
        102.2265625            4.74           4.63           4.52            4.39           4.07             3.43           2.85
        102.3515625            4.70           4.59           4.47            4.34           4.01             3.33           2.72
        102.4765625            4.66           4.55           4.42            4.28           3.94             3.24           2.60
        102.6015625            4.63           4.51           4.38            4.23           3.87             3.14           2.47
        102.7265625            4.59           4.46           4.33            4.17           3.80             3.04           2.35
        102.8515625            4.55           4.42           4.28            4.12           3.73             2.94           2.22
        102.9765625            4.51           4.38           4.23            4.07           3.67             2.85           2.10
        103.1015625            4.48           4.34           4.19            4.01           3.60             2.75           1.98
        103.2265625            4.44           4.30           4.14            3.96           3.53             2.65           1.85

                WAL            3.68           3.23           2.84            2.50           1.93             1.31           1.01
           Mod Durn            3.23           2.87           2.54            2.26           1.78             1.24           0.97
   Principal Window   Oct04 - Jul09  Oct04 - Jul09  Oct04 - Jul09   Oct04 - Jul09  Oct04 - Jul09    Oct04 - Jul09  Oct04 - Jul09
--------------------------------------------------------------------------------------------------------------------------------
          LIBOR_6MO            2.14           2.14           2.14            2.14           2.14             2.14           2.14
          LIBOR_1YR            2.41           2.41           2.41            2.41           2.41             2.41           2.41
            CMT_1YR            2.16           2.16           2.16            2.16           2.16             2.16           2.16
--------------------------------------------------------------------------------------------------------------------------------
             Prepay          10 CPB         15 CPB         20 CPB          25 CPB         35 CPB           50 CPB         60 CPB
--------------------------------------------------------------------------------------------------------------------------------


-----------------------------------
              Price          70 CPR
-----------------------------------
                              Yield
-----------------------------------
        101.9765625            2.41
        102.1015625            2.25
        102.2265625            2.09
        102.3515625            1.93
        102.4765625            1.77
        102.6015625            1.61
        102.7265625            1.45
        102.8515625            1.29
        102.9765625            1.14
        103.1015625            0.98
        103.2265625            0.82

                WAL            0.78
           Mod Durn            0.76
   Principal Window   Oct04 - Jul09
-----------------------------------
          LIBOR_6MO            2.14
          LIBOR_1YR            2.41
            CMT_1YR            2.16
-----------------------------------
             Prepay          70 CPB
-----------------------------------



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                               msm04-8ar -- 4A1

Morgan Stanley

Balance     $215,974,000.00     Delay               24                 WAC(4)       5.736         WAM(4)       358
Coupon      5.470               Dated               09/01/2004         NET(4)       5.470223      WALA(4)      2
Settle      09/30/2004          First Payment       10/25/2004

               Price           10 CPR          15 CPR          20 CPR         25 CPR         35 CPR          50 CPR          60 CPR
-----------------------------------------------------------------------------------------------------------------------------------
               Yield            Yield           Yield           Yield          Yield          Yield           Yield           Yield
-----------------------------------------------------------------------------------------------------------------------------------
             101-30+             4.82            4.73            4.62           4.51           4.23            3.65            3.12
             102-02+             4.78            4.69            4.58           4.45           4.16            3.55            3.00
             102-06+             4.75            4.64            4.53           4.40           4.09            3.45            2.87
             102-10+             4.71            4.60            4.48           4.35           4.02            3.35            2.75
             102-14+             4.67            4.56            4.43           4.29           3.95            3.25            2.62
             102-18+             4.63            4.52            4.38           4.24           3.88            3.16            2.50
             102-22+             4.60            4.47            4.34           4.18           3.81            3.06            2.37
             102-26+             4.56            4.43            4.29           4.13           3.75            2.96            2.25
             102-30+             4.52            4.39            4.24           4.08           3.68            2.86            2.12
             103-02+             4.48            4.35            4.19           4.02           3.61            2.77            2.00
             103-06+             4.45            4.30            4.15           3.97           3.54            2.67            1.88

                 WAL             3.68            3.23            2.84           2.50           1.93            1.31            1.01
            Mod Durn             3.23            2.87            2.54           2.26           1.78            1.24            0.97
    Principal Window    Oct04 - Jul09   Oct04 - Jul09   Oct04 - Jul09  Oct04 - Jul09  Oct04 - Jul09   Oct04 - Jul09   Oct04 - Jul09
-----------------------------------------------------------------------------------------------------------------------------------
           LIBOR_6MO             2.14            2.14            2.14           2.14           2.14            2.14            2.14
           LIBOR_1YR             2.41            2.41            2.41           2.41           2.41            2.41            2.41
             CMT_1YR             2.16            2.16            2.16           2.16           2.16            2.16            2.16
-----------------------------------------------------------------------------------------------------------------------------------
              Prepay           10 CPB          15 CPB          20 CPB         25 CPB         35 CPB          50 CPB          60 CPB
-----------------------------------------------------------------------------------------------------------------------------------

               Price            70 CPR
--------------------------------------
                                 Yield
--------------------------------------
             101-30+              2.44
             102-02+              2.28
             102-06+              2.12
             102-10+              1.96
             102-14+              1.80
             102-18+              1.64
             102-22+              1.48
             102-26+              1.32
             102-30+              1.17
             103-02+              1.01
             103-06+              0.85

                 WAL              0.78
            Mod Durn              0.76
    Principal Window     Oct04 - Jul09
--------------------------------------
           LIBOR_6MO              2.14
           LIBOR_1YR              2.41
             CMT_1YR              2.16
--------------------------------------
              Prepay            70 CPB
--------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                               msm04-8ar -- 4A1

Morgan Stanley

Balance                $215,974,000.00     Delay               24                 WAC(4)       5.736         WAM(4)       358
Coupon                 5.470               Dated               09/01/2004         NET(4)       5.470223      WALA(4)      2
Settle                 09/30/2004          First Payment       10/25/2004

-----------------------------------------------------------------------------------------------------------------------------------
               Price           10 CPR          15 CPR          20 CPR         25 CPR         35 CPR          50 CPR          60 CPR
-----------------------------------------------------------------------------------------------------------------------------------
                                Yield           Yield           Yield          Yield          Yield           Yield           Yield
-----------------------------------------------------------------------------------------------------------------------------------
             101-29+             4.83            4.74            4.64           4.52           4.24            3.67            3.16
             102-01+             4.79            4.70            4.59           4.47           4.17            3.57            3.03
             102-05+             4.76            4.65            4.54           4.41           4.10            3.48            2.90
             102-09+             4.72            4.61            4.49           4.36           4.04            3.38            2.78
             102-13+             4.68            4.57            4.44           4.30           3.97            3.28            2.65
             102-17+             4.64            4.53            4.40           4.25           3.90            3.18            2.53
             102-21+             4.60            4.48            4.35           4.20           3.83            3.08            2.40
             102-25+             4.57            4.44            4.30           4.14           3.76            2.99            2.28
             102-29+             4.53            4.40            4.25           4.09           3.70            2.89            2.16
             103-01+             4.49            4.36            4.21           4.04           3.63            2.79            2.03
             103-05+             4.46            4.31            4.16           3.98           3.56            2.70            1.91

                 WAL             3.68            3.23            2.84           2.50           1.93            1.31            1.01
            Mod Durn             3.23            2.86            2.54           2.26           1.78            1.24            0.97
    Principal Window    Oct04 - Jul09   Oct04 - Jul09   Oct04 - Jul09  Oct04 - Jul09  Oct04 - Jul09   Oct04 - Jul09   Oct04 - Jul09
-----------------------------------------------------------------------------------------------------------------------------------
           LIBOR_6MO             2.14            2.14            2.14           2.14           2.14            2.14            2.14
           LIBOR_1YR             2.41            2.41            2.41           2.41           2.41            2.41            2.41
             CMT_1YR             2.16            2.16            2.16           2.16           2.16            2.16            2.16
-----------------------------------------------------------------------------------------------------------------------------------
              Prepay           10 CPB          15 CPB          20 CPB         25 CPB         35 CPB          50 CPB          60 CPB
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------
               Price          70 CPR
------------------------------------
                               Yield
------------------------------------
             101-29+            2.48
             102-01+            2.32
             102-05+            2.16
             102-09+            2.00
             102-13+            1.84
             102-17+            1.68
             102-21+            1.52
             102-25+            1.36
             102-29+            1.20
             103-01+            1.05
             103-05+            0.89

                 WAL            0.78
            Mod Durn            0.76
    Principal Window   Oct04 - Jul09
------------------------------------
           LIBOR_6MO            2.14
           LIBOR_1YR            2.41
             CMT_1YR            2.16
------------------------------------
              Prepay          70 CPB
------------------------------------



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                               msm04-8ar -- 4A1


Morgan Stanley

Balance   $215,974,000.00     Delay           24             WAC(4)        5.736        WAM(4)           358
Coupon    5.470               Dated           09/01/2004     NET(4)        5.470223     WALA(4)          2
Settle    09/30/2004          First Payment   10/25/2004


-----------------------------------------------------------------------------------------------------------------------------------
               Price           10 CPR          15 CPR          20 CPR         25 CPR         35 CPR          50 CPR          60 CPR
-----------------------------------------------------------------------------------------------------------------------------------
                                Yield           Yield           Yield          Yield          Yield           Yield           Yield
-----------------------------------------------------------------------------------------------------------------------------------
              101-25             4.87            4.79            4.69           4.58           4.32            3.79            3.30
              101-29             4.84            4.74            4.64           4.53           4.25            3.69            3.17
              102-01             4.80            4.70            4.59           4.47           4.18            3.59            3.05
              102-05             4.76            4.66            4.55           4.42           4.11            3.49            2.92
              102-09             4.72            4.62            4.50           4.37           4.04            3.39            2.79
              102-13             4.68            4.57            4.45           4.31           3.98            3.29            2.67
              102-17             4.65            4.53            4.40           4.26           3.91            3.19            2.54
              102-21             4.61            4.49            4.36           4.20           3.84            3.10            2.42
              102-25             4.57            4.45            4.31           4.15           3.77            3.00            2.29
              102-29             4.53            4.40            4.26           4.10           3.70            2.90            2.17
              103-01             4.50            4.36            4.21           4.04           3.64            2.80            2.05

                 WAL             3.68            3.23            2.84           2.50           1.93            1.31            1.01
            Mod Durn             3.23            2.86            2.54           2.26           1.78            1.24            0.97
    Principal Window    Oct04 - Jul09   Oct04 - Jul09   Oct04 - Jul09  Oct04 - Jul09  Oct04 - Jul09   Oct04 - Jul09   Oct04 - Jul09
-----------------------------------------------------------------------------------------------------------------------------------
           LIBOR_6MO             2.14            2.14            2.14           2.14           2.14            2.14            2.14
           LIBOR_1YR             2.41            2.41            2.41           2.41           2.41            2.41            2.41
             CMT_1YR             2.16            2.16            2.16           2.16           2.16            2.16            2.16
-----------------------------------------------------------------------------------------------------------------------------------
              Prepay           10 CPB          15 CPB          20 CPB         25 CPB         35 CPB          50 CPB          60 CPB
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------
               Price           70 CPR
-------------------------------------
                                Yield
-------------------------------------
              101-25             2.67
              101-29             2.50
              102-01             2.34
              102-05             2.18
              102-09             2.02
              102-13             1.86
              102-17             1.70
              102-21             1.54
              102-25             1.38
              102-29             1.22
              103-01             1.07

                 WAL             0.78
            Mod Durn             0.76
    Principal Window    Oct04 - Jul09
-------------------------------------
           LIBOR_6MO             2.14
           LIBOR_1YR             2.41
             CMT_1YR             2.16
-------------------------------------
              Prepay           70 CPB
-------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                               msm04-8ar -- 4A1



Morgan Stanley

Balance   $215,974,000.00     Delay           24             WAC(4)        5.736        WAM(4)           358
Coupon    5.470               Dated           09/01/2004     NET(4)        5.470223     WALA(4)          2
Settle    09/30/2004          First Payment   10/25/2004


-----------------------------------------------------------------------------------------------------------------------------------
               Price           10 CPR          15 CPR          20 CPR         25 CPR         35 CPR         50 CPR           60 CPR
-----------------------------------------------------------------------------------------------------------------------------------
                                Yield           Yield           Yield          Yield          Yield          Yield            Yield
-----------------------------------------------------------------------------------------------------------------------------------
              101-21             4.91            4.83            4.74           4.64           4.39           3.88             3.43
              101-25             4.87            4.79            4.69           4.58           4.32           3.79             3.30
              101-29             4.84            4.74            4.64           4.53           4.25           3.69             3.17
              102-01             4.80            4.70            4.59           4.47           4.18           3.59             3.05
              102-05             4.76            4.66            4.55           4.42           4.11           3.49             2.92
              102-09             4.72            4.62            4.50           4.37           4.04           3.39             2.79
              102-13             4.68            4.57            4.45           4.31           3.98           3.29             2.67
              102-17             4.65            4.53            4.40           4.26           3.91           3.19             2.54
              102-21             4.61            4.49            4.36           4.20           3.84           3.10             2.42
              102-25             4.57            4.45            4.31           4.15           3.77           3.00             2.29
              102-29             4.53            4.40            4.26           4.10           3.70           2.90             2.17

                 WAL             3.68            3.23            2.84           2.50           1.93           1.31             1.01
            Mod Durn             3.23            2.86            2.54           2.26           1.77           1.24             0.97
    Principal Window    Oct04 - Jul09   Oct04 - Jul09   Oct04 - Jul09  Oct04 - Jul09  Oct04 - Jul09  Oct04 - Jul09    Oct04 - Jul09
-----------------------------------------------------------------------------------------------------------------------------------
           LIBOR_6MO             2.14            2.14            2.14           2.14           2.14           2.14             2.14
           LIBOR_1YR             2.41            2.41            2.41           2.41           2.41           2.41             2.41
             CMT_1YR             2.16            2.16            2.16           2.16           2.16           2.16             2.16
-----------------------------------------------------------------------------------------------------------------------------------
              Prepay           10 CPB          15 CPB          20 CPB         25 CPB         35 CPB         50 CPB           60 CPB
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------
               Price           70 CPR
-------------------------------------
                                Yield
-------------------------------------
              101-21             2.83
              101-25             2.67
              101-29             2.50
              102-01             2.34
              102-05             2.18
              102-09             2.02
              102-13             1.86
              102-17             1.70
              102-21             1.54
              102-25             1.38
              102-29             1.22

                 WAL             0.78
            Mod Durn             0.76
    Principal Window    Oct04 - Jul09
-------------------------------------
           LIBOR_6MO             2.14
           LIBOR_1YR             2.41
             CMT_1YR             2.16
-------------------------------------
              Prepay           70 CPB
-------------------------------------



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                               msm04-8ar -- 4A1



Morgan Stanley

Balance      $215,974,000.00     Delay           24             WAC(4)        5.736        WAM(4)           358
Coupon       5.470               Dated           09/01/2004     NET(4)        5.470223     WALA(4)          2
Settle       09/30/2004          First Payment   10/25/2004

-----------------------------------------------------------------------------------------------------------------------------------
                 Price         10 CPR         15 CPR          20 CPR           25 CPR          35 CPR         50 CPR        60 CPR
-----------------------------------------------------------------------------------------------------------------------------------
                                Yield          Yield           Yield            Yield           Yield          Yield         Yield
-----------------------------------------------------------------------------------------------------------------------------------
                101-31           4.82           4.72            4.62             4.50            4.22           3.64          3.11
                102-03           4.78           4.68            4.57             4.45            4.15           3.54          2.98
                102-07           4.74           4.64            4.52             4.39            4.08           3.44          2.86
                102-11           4.70           4.59            4.47             4.34            4.01           3.34          2.73
                102-15           4.67           4.55            4.43             4.28            3.94           3.24          2.61
                102-19           4.63           4.51            4.38             4.23            3.87           3.14          2.48
                102-23           4.59           4.47            4.33             4.18            3.81           3.05          2.36
                102-27           4.55           4.43            4.28             4.12            3.74           2.95          2.23
                102-31           4.52           4.38            4.24             4.07            3.67           2.85          2.11
                103-03           4.48           4.34            4.19             4.02            3.60           2.76          1.99
                103-07           4.44           4.30            4.14             3.96            3.53           2.66          1.86

                   WAL           3.68           3.23            2.84             2.50            1.93           1.31          1.01
              Mod Durn           3.23           2.87            2.54             2.26            1.78           1.24          0.97
      Principal Window  Oct04 - Jul09  Oct04 - Jul09   Oct04 - Jul09    Oct04 - Jul09   Oct04 - Jul09  Oct04 - Jul09 Oct04 - Jul09
-----------------------------------------------------------------------------------------------------------------------------------
             LIBOR_6MO           2.14           2.14            2.14             2.14            2.14           2.14          2.14
             LIBOR_1YR           2.41           2.41            2.41             2.41            2.41           2.41          2.41
               CMT_1YR           2.16           2.16            2.16             2.16            2.16           2.16          2.16
-----------------------------------------------------------------------------------------------------------------------------------
                Prepay         10 CPB         15 CPB          20 CPB           25 CPB          35 CPB         50 CPB        60 CPB
-----------------------------------------------------------------------------------------------------------------------------------



---------------------------------------
                 Price           70 CPR
---------------------------------------
                                  Yield
                101-31             2.42
                102-03             2.26
                102-07             2.10
                102-11             1.94
                102-15             1.78
                102-19             1.62
                102-23             1.46
                102-27             1.30
                102-31             1.15
                103-03             0.99
                103-07             0.83

                   WAL             0.78
              Mod Durn             0.76
      Principal Window    Oct04 - Jul09
---------------------------------------
             LIBOR_6MO             2.14
             LIBOR_1YR             2.41
---------------------------------------
               CMT_1YR             2.16
                Prepay           70 CPB
---------------------------------------



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                               msm04-8ar -- 4A2


Morgan Stanley

Balance    $40,000,000.00      Delay           24             WAC(4)        5.736        WAM(4)      358
Coupon     5.470               Dated           09/01/2004     NET(4)        5.470223     WALA(4)     2
Settle     09/30/2004          First Payment   10/25/2004



-----------------------------------------------------------------------------------------------------------------------------------
              Price          10 CPR         15 CPR         20 CPR            25 CPR          35 CPR          50 CPR         60 CPR
-----------------------------------------------------------------------------------------------------------------------------------
                              Yield          Yield          Yield             Yield           Yield           Yield          Yield
-----------------------------------------------------------------------------------------------------------------------------------
       101.88671875            4.84           4.75           4.65              4.54            4.26            3.70           3.19
       102.01171875            4.80           4.71           4.60              4.48            4.19            3.60           3.06
       102.13671875            4.77           4.67           4.55              4.43            4.12            3.50           2.94
       102.26171875            4.73           4.62           4.51              4.37            4.06            3.40           2.81
       102.38671875            4.69           4.58           4.46              4.32            3.99            3.31           2.69
       102.51171875            4.65           4.54           4.41              4.27            3.92            3.21           2.56
       102.63671875            4.62           4.50           4.36              4.21            3.85            3.11           2.44
       102.76171875            4.58           4.45           4.31              4.16            3.78            3.01           2.31
       102.88671875            4.54           4.41           4.27              4.11            3.71            2.92           2.19
       103.01171875            4.50           4.37           4.22              4.05            3.65            2.82           2.07
       103.13671875            4.47           4.33           4.17              4.00            3.58            2.72           1.94

                WAL            3.68           3.23           2.84              2.50            1.93            1.31           1.01
           Mod Durn            3.23           2.86           2.54              2.26            1.78            1.24           0.97
   Principal Window   Oct04 - Jul09  Oct04 - Jul09  Oct04 - Jul09     Oct04 - Jul09   Oct04 - Jul09   Oct04 - Jul09  Oct04 - Jul09
-----------------------------------------------------------------------------------------------------------------------------------
          LIBOR_6MO            2.14           2.14           2.14              2.14            2.14            2.14           2.14
          LIBOR_1YR            2.41           2.41           2.41              2.41            2.41            2.41           2.41
            CMT_1YR            2.16           2.16           2.16              2.16            2.16            2.16           2.16
-----------------------------------------------------------------------------------------------------------------------------------
             Prepay          10 CPB         15 CPB         20 CPB            25 CPB          35 CPB          50 CPB         60 CPB
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------
              Price          70 CPR
-----------------------------------
                              Yield
-----------------------------------
       101.88671875            2.53
       102.01171875            2.37
       102.13671875            2.21
       102.26171875            2.05
       102.38671875            1.89
       102.51171875            1.73
       102.63671875            1.57
       102.76171875            1.41
       102.88671875            1.25
       103.01171875            1.09
       103.13671875            0.93

                WAL            0.78
           Mod Durn            0.76
   Principal Window   Oct04 - Jul09
-----------------------------------
          LIBOR_6MO            2.14
          LIBOR_1YR            2.41
-----------------------------------
            CMT_1YR            2.16
             Prepay          70 CPB
-----------------------------------




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.






                              msm 04-8ar -- 4A3


Morgan Stanley
Balance              $20,500,000.00       Delay             24              WAC(4)         5.736        WAM(4)            358
Coupon               5.470                Dated             09/01/2004      NET(4)         5.470223     WALA(4)           2
Settle               09/30/2004           First Payment     10/25/2004

---------------------------------------------------------------------------------------------------------------------------------
              Price          10 CPR         15 CPR         20 CPR          25 CPR          35 CPR          50 CPR         60 CPR
---------------------------------------------------------------------------------------------------------------------------------
                              Yield          Yield          Yield           Yield           Yield           Yield          Yield
---------------------------------------------------------------------------------------------------------------------------------
            101-13+            4.88           4.71           4.46            4.18            3.57            2.49           1.61
            101-17+            4.84           4.65           4.39            4.09            3.44            2.28           1.34
            101-21+            4.79           4.59           4.31            4.00            3.30            2.07           1.07
            101-25+            4.75           4.53           4.24            3.90            3.17            1.87           0.80
            101-29+            4.70           4.48           4.17            3.81            3.04            1.66           0.54
            102-01+            4.66           4.42           4.09            3.72            2.90            1.45           0.27
            102-05+            4.61           4.36           4.02            3.63            2.77            1.25           0.01
            102-09+            4.57           4.31           3.95            3.53            2.64            1.04          -0.25
            102-13+            4.52           4.25           3.88            3.44            2.50            0.84          -0.52
            102-17+            4.48           4.20           3.80            3.35            2.37            0.64          -0.78
            102-21+            4.43           4.14           3.73            3.26            2.24            0.43          -1.04
                WAL            3.07           2.38           1.80            1.41            0.95            0.60           0.46
           Mod Durn            2.73           2.16           1.67            1.33            0.92            0.59           0.46
   Principal Window   Oct04 - Jul09  Oct04 - Jun09  Oct04 - Jan09   Oct04 - Feb08   Oct04 - Dec06   Oct04 - Feb06  Oct04 - Oct05
---------------------------------------------------------------------------------------------------------------------------------
          LIBOR_6MO            2.14           2.14           2.14            2.14            2.14            2.14           2.14
          LIBOR_1YR            2.41           2.41           2.41            2.41            2.41            2.41           2.41
            CMT_1YR            2.16           2.16           2.16            2.16            2.16            2.16           2.16
---------------------------------------------------------------------------------------------------------------------------------
             Prepay          10 CPB         15 CPB         20 CPB          25 CPB          35 CPB          50 CPB         60 CPB
---------------------------------------------------------------------------------------------------------------------------------

           Price           70 CPR
------------------------------------
                            Yield
------------------------------------
         101-13+             0.52
         101-17+             0.18
         101-21+            -0.16
         101-25+            -0.50
         101-29+            -0.84
         102-01+            -1.18
         102-05+            -1.51
         102-09+            -1.85
         102-13+            -2.18
         102-17+            -2.51
         102-21+            -2.84
             WAL             0.36
        Mod Durn             0.36
Principal Window    Oct04 - Jul05
------------------------------------
       LIBOR_6MO             2.14
       LIBOR_1YR             2.41
         CMT_1YR             2.16
------------------------------------
          Prepay           70 CPB
------------------------------------





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